SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 7, 2006
Webster Financial Corporation.

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Webster Plaza, Waterbury, Connecticut
06702

(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Webster Financial Corporation (NYSE: WBS) issued a press release on September 7, 2006 announcing that its Chairman and Chief Executive Officer, James C. Smith, and its Chief Financial Officer, Jerry Plush, will make a presentation at the Lehman Brothers 2006 Financial Services Conference on Wednesday, September 13, 2006 from 3:00 p.m. to 3:40 p.m. Presentation slides and a link to the live webcast will be available at Webster’s Investor Relations website, www.wbst.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
WEBSTER FINANCIAL CORPORATION
Date:  September 13, 2006
By:  /s/
Gerald P. Plush

Gerald P. Plush
Executive Vice President and
Chief Financial Officer